UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                     -------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2004

                           Exact name of registrant as
                       specified in its charter, address           IRS Employer
 Commission             of principal executive office and         Identification
File Number               registrant's telephone number               Number
-----------         ----------------------------------------      --------------
  1-14465                         IDACORP, Inc.                     82-0505802
                              1221 W. Idaho Street
                              Boise, ID 83702-5627
                                 (208) 388-2200


               State or Other Jurisdiction of Incorporation: Idaho


                             _______________________

       Former name or former address, if changed since last report: None.

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                  IDACORP, Inc.

                                    Form 8-K

     Item 8.01. Other Events.

On August 31, 2004, Powerex Corp. (Powerex), the wholly owned power marketing subsidiary of BC Hydro, a Crown Corporation of the province of British Columbia, Canada, filed a lawsuit against IDACORP Energy L.P. (IE) and IDACORP, Inc. (IDACORP) (collectively, the Companies) in the United States District Court for the District of Idaho. Powerex alleges that IE breached an oral and written contract regarding the assignment of transmission capacity for electric power by IE to Powerex for a fourteen-month period and for intentional interference with Powerex's alleged contract with IE. Powerex seeks unspecified general and special damages. The Companies intend to vigorously defend their position in this proceeding. The Companies cannot, however, predict the outcome of this matter.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IDACORP, INC.

                               By: /s/Robert W. Stahman
                                   -----------------------------------
                                   Robert W. Stahman
                                   Vice President, General Counsel and Secretary



Dated: September 3, 2004


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